                                                                    EXHIBIT 10.6

                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of January 30, 1998, made by NATIONAL MORTGAGE CORPORATION, a Colorado corporation, (formerly MORTGAGE SERVICING ACQUISITION CORPORATION) (the "Borrower") and STEVEN B. CHOTIN (the "Individual
                               --------                              ----------
Pledgor") (each one, a "Pledgor" and, together, the "Pledgors") for the lenders
-------                 -------                      --------
(the "Lenders") parties to the Financing Agreements referred to below.
      -------

                                    RECITALS
                                    --------

          Reference is hereby made to the following Financing Agreements:

          (i) The Amended and Restated Loan and Security Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Warehouse Agreement"), by and between the Borrower and
                   -------------------
     Greenwich Capital Financial Products, Inc. ("GCFP") (in such capacity, the
                                                  ----
     "Warehouse Lender");
      ----------------

          (ii) The Amended and Restated Custodial Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Custodial Agreement"), by and among the Borrower, Chase Bank of Texas,
          -------------------
     N.A. (formerly Texas Commerce Bank National Association), as custodian for the Warehouse Lender pursuant to the Warehouse Agreement (in such capacity, the "Custodian"), and GCFP (in such capacity, the "Warehouse Lender");
          ---------                                     ----------------

          (iii) The Residual and Working Capital Financing Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Residual Agreement") by and among the Borrower, ContiTrade
                   ------------------
     Services, L.L.C. ("CTS"), as the agent and a lender, (in such capacity, a
                        ---
     "Residual Lender") and Greenwich Capital Markets, Inc. ("GCM") (in such
      ---------------                                         ---
     capacity, a "Residual Lender") (collectively, the "Residual Lenders");
                  ---------------                       ----------------

          (iv) The Subordinated Debt Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Subordinated Debt Agreement") by and between the Borrower and CTS (in such
      ---------------------------
     capacity, the "Subordinated Debt Lender"); and
                    ------------------------

          (v) The Intercreditor and Subordination Agreement, dated as of June 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement) among the Borrower, CTS, as a lender, and
          -----------------------
     GCM, as a lender, (together with GCFP, the "Lenders").
                                                 -------

          The Borrower and the Warehouse Lender are parties to the Warehouse Agreement, pursuant to which the Borrower has obtained financing from the Warehouse Lender to provide interim funding for the origination and acquisition of certain Mortgage Loans (as defined therein), which Mortgage Loans secure Advances (as so defined).

          The Borrower has created a subsidiary, National Mortgage Sales Corporation ("NMSC"), a Colorado corporation, one-hundred percent of the common
              ----
stock of which is owned by the Pledgors and which has entered into the Mortgage Loan Flow Contribution and Subservicing Agreement, dated as of January 30, 1998, between the Borrower and NMSC, pursuant to which the Borrower shall make a capital contribution of certain of the Mortgage Loans it currently holds to NMSC and shall continue to make such capital contributions from time to time of certain of the Mortgage Loans it hereafter acquires, through origination or otherwise.

          It is the intent of the Borrower and the Warehouse Lender that the Mortgage Loans remain subject to a security interest in favor of the Warehouse Lender and continue to be used in the calculation of the Borrowing Base (as defined in the Warehouse Agreement), and that such Mortgage Loans constitute Primary Warehouse Loan Collateral (as defined in the Intercreditor Agreement) among the Borrower, CTS and GCM notwithstanding the transfer of such Mortgage Loans to NMSC.

          To induce the Lenders to amend the Intercreditor Agreement, and to induce the Warehouse Lender to amend the Warehouse Agreement and the Custodial Agreement (as defined in the Warehouse Agreement) in each case to permit the transfer of Mortgage Loans to NMSC subject to the terms of the Warehouse Agreement and the Intercreditor Agreement, (i) NMSC shall execute a Security Agreement whereby it pledges all of its interests in all Mortgage Loans to the Lenders, (ii) NMSC shall execute a Guarantee whereby it guarantees the borrowings of the Borrower under the Financing Agreements, as defined below, and
(iii) the Borrower and the Individual Pledgor shall execute this Pledge
Agreement.

          NOW, THEREFORE, in consideration of the premises and to protect the security interests granted pursuant to the Financing Agreements, the Pledgors hereby agree with the Lenders, for their ratable benefit, as follows:

          1.   Defined Terms.  (a)  Unless otherwise defined herein, terms which
               -------------
are defined in the Warehouse Agreement and used herein shall have the meanings given to them in the Warehouse Agreement.

          (b)  The following terms shall have the following meanings:

          "Code" means the Uniform Commercial Code from time to time in effect
           ----
in the State of New York.

          "Collateral" means the Pledged Stock and all Proceeds.
           ----------

          "Hedge Agreement":  as to any Person, any swap, cap, collar or similar
           ---------------
arrangement entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "Issuer" means NMSC.
           ------

          "Pledge Agreement" means this Pledge Agreement, as amended,
           ----------------
supplemented or otherwise modified from time to time.

          "Pledged Stock" means the shares of capital stock listed on Schedule I
           -------------
hereto, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by the Issuer to the Pledgors in respect of the Pledged Stock while this Pledge Agreement is in effect.

          "Proceeds" means all "proceeds" as such term is defined in Section 9-
           --------
306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          "Secured Obligations" is the collective reference to:
           -------------------

          (i)    the Secured Obligations as defined in the Warehouse Agreement;

          (ii) the repayment of principal and interest on any Residual Advance (as defined in the Residual Agreement) and all other amounts owing to the Lenders pursuant to the Residual Agreement with respect to Residual Advances;

          (iii) the repayment of principal and interest on any Working Capital Advance (as defined in the Residual Agreement) and all other amounts owing to the Lenders pursuant to the Residual Agreement with respect to Working Capital Advances; and

          (iv) the repayment of principal and interest on any amounts outstanding under the Subordinated Debt Agreement and all other amounts owing to the lender of Subordinated Debt Agreement pursuant to the Subordinated Debt Agreement.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section, Schedule, Annex, and Exhibit references are to this Pledge Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2.   Pledge; Grant of Security Interest.  The Pledgors hereby deliver
               ----------------------------------
to GCFP all the Pledged Stock and hereby grant to GCFP, for the ratable benefit of the Lenders, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

          3.   Stock Powers.  Concurrently with the delivery to GCFP of each
               ------------
certificate representing one or more shares of the Pledged Stock, the Pledgors shall deliver an undated stock power covering such certificate, duly executed in blank with, if GCFP so requests, signature guaranteed.

          4.   Representations and Warranties.  The Pledgors represent and
               ------------------------------
warrant that:

          (a) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of all classes of the Capital Stock of the Issuer and are represented by the certificates listed thereon;

          (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) the Pledgors are the record and beneficial owners of, and have title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

          (d) upon delivery to GCFP of the stock certificates evidencing the Pledged Stock (and assuming the continuing possession by GCFP of such stock certificate in accordance with the requirements of applicable law), the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Pledged Stock in favor of GCFP, for the ratable benefit of the Lenders, enforceable as such against all creditors of the Pledgors and any Persons purporting to purchase any Collateral from the Pledgors.

          5.   Covenants.  The Pledgors covenant and agree with GCFP that, from
               ---------
and after the date of this Pledge Agreement until the Secured Obligations are paid in full:

          (a) If either Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution for, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same GCFP's and the Lenders' agent, hold the same in trust for GCFP and the Lenders and deliver the same forthwith to

     GCFP in the exact form received, duly indorsed by the Pledgors to GCFP, if required, together with an undated stock power covering such certificate duly executed in blank and with, if GCFP so requests, signature guaranteed, to be held by GCFP, for the ratable benefit of the Lenders, subject to the terms hereof as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to GCFP to be held by it hereunder for the ratable benefit of the Lenders as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to GCFP to be held by it for the ratable benefit of the Lenders and the Issuer, subject to the terms hereof, as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by either Pledgor, such Pledgor shall, until such money or property is paid or delivered to GCFP, hold such money or property in trust for the Lenders segregated from other funds of the such Pledgor, as additional collateral security for the Secured Obligations.

          (b)  Without the prior written consent of GCFP, the Pledgors will not
     (i) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any Issuer, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iv) enter into any agreement or undertaking restricting the right or ability of the Pledgors or GCFP to sell, assign or transfer any of the Collateral.

          (c) The Pledgors shall maintain the security interest created by this Pledge Agreement as a first, perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of GCFP, and at the sole expense of the Pledgors, the Pledgors will promptly and duly execute and deliver such further instruments and documents and take such further actions as GCFP may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to GCFP, duly endorsed in a manner satisfactory to GCFP, to be held as Collateral pursuant to this Pledge Agreement.

          (d) The Pledgors agree to pay, and to save the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          (e) In no event shall this Section 5 be interpreted to limit the Pledgor's rights under Section 6.

          6.   Cash Dividends; Voting Rights.  Unless an Event of Default shall
               -----------------------------
have occurred and be continuing and GCFP shall have given notice to the Pledgor of GCFP's intent to exercise its corresponding rights pursuant to Section 7 below, each Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer, to the extent permitted in the Warehouse Agreement and the Intercreditor Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right
               --------  -------
exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Warehouse Agreement or the other Financing Agreements.

          7.   Rights of GCFP.  (a) All money Proceeds received by GCFP
               --------------
hereunder shall be held by GCFP for the benefit of the Lenders. All Proceeds while held by GCFP (or by the Pledgors in trust for the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

          (b) If an Event of Default shall occur and be continuing and GCFP shall give notice to the Pledgors of its intent to exercise its rights under this Section 7: (i) GCFP shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in the order set forth in the Intercreditor Agreement, and (ii) at the request of GCFP, all shares of the Pledged Stock shall be registered in the name of GCFP or its nominee, and GCFP or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgors or GCFP of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but GCFP shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) The rights of GCFP hereunder shall not be conditioned or contingent upon the pursuit by GCFP of any right or remedy against the Issuer or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. GCFP shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          8.   Remedies.  (a)  If an Event of Default shall have occurred and be
               --------
continuing, at any time at GCFP's election, GCFP shall apply the Proceeds in payment of the Secured Obligations in such order as directed by the Intercreditor Agreement.

          (b) If an Event of Default shall occur and be continuing, GCFP may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, GCFP, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgors, the Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of GCFP or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgors, which right or equity is hereby waived or released. GCFP shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or the pursuit by the Lenders of their rights and remedies hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as set forth by the Intercreditor Agreement, and only after such application and after the payment by GCFP of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need GCFP account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, the Pledgors waive all claims, damages and demands they may acquire against any Lender arising out of the exercise by GCFP of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by any Lender to collect such deficiency.

          9.   Limitation of Individual Pledgor's Liability.  The liability of
               --------------------------------------------
the Individual Pledgor shall be limited to the stock certificates pledged hereunder. The Individual Pledgor has made no personal guarantee nor assumed any personal liability other than this Pledge Agreement and is not liable for any of the Secured Obligations.

          10.  Private Sales.  Consistent with the other provisions of this
               -------------
Pledge Agreement, the Pledgors agree to use their reasonable efforts to do or cause to be done all such other acts as may be necessary to make any private sale or sales of all or any portion of the Pledged Stock pursuant to this Pledge Agreement valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgors further agree that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lenders, that the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors, and the Pledgors hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Warehouse Agreement.

          11.  Irrevocable Authorization and Instruction to Issuer.  The
               ---------------------------------------------------
Pledgors hereby authorize and instruct the Issuer to comply with any instruction received by it from GCFP in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgors, and Pledgors agree that the Issuer shall be fully protected in so complying.

          12.  GCFP's Appointment as Attorney-in-Fact.  (a)  The Pledgors hereby
               --------------------------------------
irrevocably constitute and appoint GCFP and any officer or agent of GCFP, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgors and in the names of the Pledgors or in GCFP's own name, from time to time in GCFP's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

          (b) The Pledgors hereby ratify all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 12. All powers, authorizations and agencies contained in this Pledge Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the security interests created hereby are released.

          13.  Limitation on Duties Regarding Collateral.  GCFP's sole duty with
               -----------------------------------------
respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as GCFP deals with similar securities and property for its own account, except that GCFP shall have no obligation to invest such funds and may hold the same as demand deposits. No Lender or any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          14.  Execution of Financing Statements.  Pursuant to Section 9-402 of
               ---------------------------------
the Code, the Pledgors hereby authorize GCFP to file financing statements with respect to the Collateral without the signatures of the Pledgors in such form and in such filing offices as GCFP reasonably determines appropriate to perfect the security interests of GCFP under this Pledge Agreement. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          15.  Powers Coupled with an Interest.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          16.  Notices.  All notices, requests and demands to or upon any Lender
               -------
or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered to the intended recipient by hand or
(2) if given by mail, when received by the intended recipient, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          (a) if to the Lenders, at the addresses or transmission numbers for notices provided in Section 11.02 of the Warehouse Agreement; Section 11.01 of the Residual Agreement; and Section 10.01 of the Subordinated Debt Agreement.

          (b) if to the Pledgors, at the addresses or transmission numbers for notices set forth under their signatures below.

          17.  Authority of GCFP.  The Pledgors acknowledge that the rights and
               -----------------
responsibilities of GCFP under this Pledge Agreement with respect to any action taken by GCFP or the exercise or non-exercise by GCFP of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between GCFP and the Lenders, be governed by the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between GCFP and the Pledgors, GCFP shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgors nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          18.  Severability.  Any provision of this Pledge Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          19.  Paragraph Headings.  The paragraph headings used in this Pledge
               ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          20.  No Waiver; Cumulative Remedies. No Lender shall by any act
               ------------------------------
(except by a written instrument pursuant to Section 21 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which any Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          21.  Waivers and Amendments; Successors and Assigns; Governing Law.
               -------------------------------------------------------------
None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and GCFP, provided that any provision of this Pledge Agreement may
                       --------
be waived by GCFP in a letter or agreement executed by GCFP or by telex or facsimile transmission GCFP. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED THIS PLEDGE AGREEMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN.

                              NATIONAL MORTGAGE CORPORATION


                              By_______________________
                                Name:
                                Title:

                              STEVEN B. CHOTIN


                              _________________________

                           ACKNOWLEDGMENT AND CONSENT

          The undersigned, the Issuer referred to in the foregoing Pledge Agreement, hereby acknowledge receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees to notify GCFP promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agree that the terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all
                                    ------- --------
actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                              NATIONAL MORTGAGE SALES CORPORATION

                              By:______________________
                                Name:
                                Title:

                                                                   SCHEDULE I to
                                                                Pledge Agreement
                                                                ----------------

                           DESCRIPTION OF PLEDGED STOCK

                                   (Borrower)


                                           Stock
Name of                 Class of           Certificate          No. of
Issuer                  Stock              No.                  Shares
------                  --------           -----------          ------
National Mortgage       Common                  1                 950
Sales Corporation

                          DESCRIPTION OF PLEDGED STOCK
                              (Individual Pledgor)


                                            Stock
Name of                 Class of            Certificate         No. of
Issuer                  Stock               No.                 Shares
-------                 --------            ----------          ------
National Mortgage       Common                   2                50
Sales Corporation